UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2015

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01	Other Events

PAR Technology Corporation (the “Company”) announced that effective September 1, 2015 it has established the Office of the President for leadership of its Government business unit.  The Office of the President will be staffed by Victor Melnikow who has served as the Executive Vice President of the business unit since December 2011 and Matthew Cicchinelli who has served as the Vice President, ISR Innovations since July 2013.  The Office of the President shall serve as the interim leadership while the Company engages in a search for a new President for this business unit.

Messrs. Cicchinelli and Melnikow succeed Mr. Stephen P. Lynch, the former President of the Company’s Government business unit who is leaving the Company effective September 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: September 1, 2015	/s/Matthew J. Trinkaus
Matthew J. Trinkaus
Chief Accounting Officer & Corporate Controller